UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 31, 2006
Date of Report (Date of earliest event reported)
SOVEREIGN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-16581 (Commission File Number)	23-2453088 (IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania (Address of principal executive offices)	19102 (Zip Code)
(215) 557-4630
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.
     As previously reported on a Current Report on Form 8-K filed on October 27, 2005, on October 24, 2005, Sovereign Bancorp, Inc., a Pennsylvania corporation (“Sovereign”), and Banco Santander Central Hispano, S.A., a sociedad anónima (“Santander”), entered into an Investment Agreement, dated as of October 24, 2005 (the “Investment Agreement”), a copy of which was filed as Exhibit 10.1 to such Current Report on Form 8-K. On November 22, 2005, Sovereign and Santander approved certain amendments to the Investment Agreement as set forth in an Amendment to Investment Agreement, made as of November 22, 2005 (the “First Amendment”), a copy of which was filed as Exhibit 10.2 to such Current Report on Form 8-K. On May 31, 2006, in connection with closing the transactions contemplated by the Investment Agreement, Sovereign and Santander further amended the Investment Agreement, pursuant to a Second Amendment to Investment Agreement, dated as of May 31, 2006 (the “Second Amendment”). The Second Amendment provides that, in connection with the exercise by Santander of its gross up rights under Section 2.04 of the Investment Agreement, Santander will have the option of purchasing additional shares to maintain its ownership interest in open market transactions instead of purchasing shares directly from Sovereign if the treasury share exception to NYSE Rule 312.03 shall have been altered or eliminated, or proposed to be altered or eliminated, on a basis which could reasonably apply to the purchase of shares pursuant Santander’s gross up rights. The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     Effective June 1, 2006, Iceland Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Sovereign (“Iceland”), merged (the “Merger”) with and into Independence Community Bank Corp., a Delaware corporation and the surviving corporation in the Merger (“Independence”), pursuant to the Agreement and Plan of Merger, dated as of October 24, 2005 (the “Independence Merger Agreement”), between Sovereign, Independence and Iceland. As a result of the Merger, Independence became a wholly-owned subsidiary of Sovereign. A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 hereto. The Independence Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
     As a result of the Merger, each outstanding share of Independence common stock was converted into the right to receive $42.00 in cash. The aggregate consideration payable to former Independence stockholders, including payments for the cash-out of stock options in accordance with the terms of the Independence Merger Agreement, consists of approximately $3.596 billion in cash.
     The definitive proxy statement of Independence, dated December 20, 2005, contains additional information about the Merger, including information concerning the interests of directors, executive officers and affiliates of Independence in the Merger.
Item 3.02 Unregistered Sales of Equity Securities.
     On May 31, 2006, in connection with closing the transactions contemplated by the Investment Agreement, Sovereign completed the sale of 88,705,123 shares of its common stock, no par value (the “Common Stock”), at $27.00 per share to Santander. The total proceeds to Sovereign from the transaction were approximately $2.395 billion in cash. The Common Stock was issued and sold pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. A copy of the press release announcing the closing of the transactions under the amended Investment Agreement is attached hereto as Exhibit 99.1.
Item 5.02 Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.
     On May 31, 2006, in connection with closing the transactions contemplated by, and as required by the terms of, the Investment Agreement, Sovereign’s board of directors appointed Emilio Botín, Chairman of Santander, to serve as a Class III director, with a term expiring in 2008, and appointed Juan Rodríguez-Inciarte, Executive Vice President of Santander, as a Class II director, with a term expiring in 2007. Mr. Rodríguez-Inciarte has also been appointed to the compensation, executive and nominating committees of the board of directors of Sovereign. Directors Botín and Rodríguez-Inciarte are executive officers of Santander which purchased directly from Sovereign approximately 88.7 million shares of Sovereign’s common stock, as described above in Item 3.02 of this Current Report on Form 8-K. Information describing the relationship between Sovereign, Santander and Directors Botín and Rodríguez-Inciarte under the heading “Summary of the Investment Agreement” in Item 1.01 of Sovereign’s Current Report on Form 8-K filed on October 27, 2005 and the amended Investment Agreement are incorporated herein by reference.
     On June 1, 2006, in connection with closing the transactions contemplated by, and as required by the terms of, the Independence Merger Agreement, Sovereign’s board of directors appointed Maria Fiorini Ramirez, President and Chief Executive Officer of Maria Fiorini Ramirez, Inc., an independent global economic and financial consulting firm, as a Class III director, with a term expiring in 2008. The committees of the board of directors to which Ms. Ramirez is expected to be assigned have not yet been determined.

Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

To be filed by amendment no later than 71 calendar days after the date this Current Report is required to be filed.

(b)	Pro forma financial information.

To be filed by amendment no later than 71 calendar days after the date this Current Report is required to be filed.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 24, 2005, by and among Sovereign Bancorp, Inc., Iceland Acquisition Corp., and Independence Community Bank Corp. (incorporated by reference to Exhibit 2.1 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on October 27, 2005).

10.1	Investment Agreement, dated as of October 24, 2005, by and between Sovereign Bancorp, Inc. and Banco Santander Central Hispano, S.A. (incorporated by reference to Exhibit 10.1 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on October 27, 2005).

10.2	Amendment to Investment Agreement, dated as of November 22, 2005, by and between Sovereign Bancorp, Inc. and Banco Santander Central Hispano, S.A. (incorporated by reference to Exhibit 10.2 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on November 23, 2005).

10.3	Second Amendment to Investment Agreement, dated as of May 31, 2006, by and between Sovereign Bancorp, Inc. and Banco Santander Central Hispano, S.A.

99.1	Press Release, dated June 1, 2006, issued by Sovereign Bancorp, Inc.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.
Dated: June 6, 2006	By:	/s/ Stacey V. Weikel
Stacey V. Weikel
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of October 24, 2005, by and among Sovereign Bancorp, Inc., Iceland Acquisition Corp., and Independence Community Bank Corp. (incorporated by reference to Exhibit 2.1 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on October 27, 2005)

10.1
Investment Agreement, dated as of October 24, 2005, by and between Sovereign Bancorp, Inc. and Banco Santander Central Hispano, S.A. (incorporated by reference to Exhibit 10.1 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on October 27, 2005)

10.2
Amendment to Investment Agreement, dated as of November 22, 2005, by and between Sovereign Bancorp, Inc. and Banco Santander Central Hispano, S.A. (incorporated by reference to Exhibit 10.2 of Sovereign Bancorp, Inc.’s Current Report on Form 8-K filed on November 23, 2005)

10.3	Second Amendment to Investment Agreement, dated as of May 31, 2006, by and between Sovereign Bancorp, Inc. and Banco Santander Central Hispano, S.A.

99.1	Press Release, dated June 1, 2006, issued by Sovereign Bancorp, Inc.